Exhibit 21

Tenet Subsidiaries List

(As of 12/31/13)

All of the subsidiaries listed below are 100% owned by Tenet Healthcare Corporation unless otherwise indicated.

Conifer Holdings, Inc.

(a)         Conifer Ethics and Compliance, Inc.

(a)         Conifer Health Solutions, LLC — ownership — Conifer Holdings, Inc., managing member (98%);

Catholic Health Initiatives (2%)

(b)         Conifer Patient Communications, LLC

(b)         Conifer Revenue Cycle Solutions, LLC

(c)          Conifer HIM & Revenue Integrity Services, LLC

(c)          Syndicated Office Systems, LLC

(c)          Hospital RCM Services, LLC

(c)          United Patient Financing, Inc.

(b)         Conifer Value-Based Care, LLC

(c)          InforMed Medical Management Services, LLC

(c)          InforMed Insurance Services, LLC

DigitalMed, Inc.

National Imaging Center Holdings, Inc.

(a)         DMC Imaging, L.L.C.

National Surgery Center Holdings, Inc.

(a)         Bluffton Okatie Surgery Center, L.L.C.

(a)         Coral Ridge Outpatient Center, LLC — ownership — National Surgery Center Holdings, Inc.,

managing member (51%); other outside members (49%)

(a)         El Paso Day Surgery, LLC — ownership — National Surgery Center Holdings, Inc.,

managing member (61%); other outside members (39%)

(a)         GCSA Ambulatory Surgery Center, LLC — ownership — National Surgery Center Holdings, Inc.,

managing member (51%); other outside members (49%)

(a)         Murdock Ambulatory Surgical Center, LLC — ownership — National Surgery Center Holdings, Inc.,

managing member (51%); other outside members (49%)

(a)         NSCH/USP Desert Surgery Centers, LLC — ownership — National Surgery Center Holdings, Inc.,

managing member (50.1%); Surgical Health Partners, Inc. (49.9%)

(b)         El Mirador Surgery Center, L.L.C. — ownership — NSCH/USP Desert Surgery Centers, LLC,

managing member (77.93%); other outside members (22.07%)

(a)         Pacific Endoscopy and Surgery Center, LLC — ownership — National Surgery Center Holdings, Inc.,

managing member (55%); other outside members (45%)

(a)         Pediatric Surgery Center - Odessa, LLC— ownership — National Surgery Center Holdings, Inc.,

managing member (60%); other outside members (40%)

(a)         Pediatric Surgery Centers, LLC — ownership — National Surgery Center Holdings, Inc.,

managing member (60%); other outside members (40%)

(a)         South Florida Ambulatory Surgical Center, LLC — ownership — National Surgery Center Holdings, Inc.

(50.65%); other outside physician partners (49.35%)

(a)         Surgery Center of Okeechobee, LLC — ownership — National Surgery Center Holdings, Inc.,

managing member (51%); other outside members (49%)

(a)         Surgery Center of Pembroke Pines, L.L.C. — ownership — National Surgery Center Holdings, Inc.,

managing member (67.5%); other outside members (32.5%)

(a)         The Surgery Center at Jensen Beach, LLC— ownership — National Surgery Center Holdings, Inc.,

managing member (53.5%); other outside members (46.5%)

(a)         Theda Oaks Gastroenterology & Endoscopy Center, LLC — ownership — National Surgery Center

Holdings, Inc., managing member (51%);

other outside members (49%)

(a)         Winter Haven Ambulatory Surgical Center, L.L.C. — ownership — National Surgery Center Holdings, Inc.,

managing member (51%); other outside members (49%)

National Urgent Care Holdings, Inc.

(a)         AMC/North Fulton Urgent Care #1, L.L.C.

(a)         AMC/North Fulton Urgent Care #2, L.L.C.

(a)         AMC/North Fulton Urgent Care #3, L.L.C.

(a)         AMC/North Fulton Urgent Care #4, L.L.C.

(a)         AMC/North Fulton Urgent Care #5, L.L.C.

(a)         AMC/North Fulton Urgent Care #6, L.L.C.

(a)         Camp Creek Urgent Care, L.L.C.

(a)         Des Peres Urgent Care, L.L.C.

(a)         Memphis Urgent Care #1, L.L.C.

(a)         Memphis Urgent Care #2, L.L.C.

(a)         NUCH of Georgia, L.L.C.

(a)         NUCH of Texas

(a)         Olive Branch Urgent Care #1, LLC

(a)         Selma Carlson, Inc.

(a)         St. Louis Urgent Care #2, L.L.C.

(a)         St. Louis Urgent Care #3, L.L.C.

(a)         Walker Street Imaging Care, Inc.

(a)         West Boynton Urgent Care, L.L.C.

NME Headquarters, Inc.

NME Properties Corp.

(a)         NME Properties, Inc.

(b)         Lake Health Care Facilities, Inc.

(a)         NME Property Holding Co., Inc.

(a)         Tenet HealthSystem SNF-LA, Inc.

NME Psychiatric Hospitals, Inc.

(a)         The Huron Corporation

NME Rehabilitation Properties, Inc.

(a)         R.H.S.C. El Paso, Inc.

TenetCare, Inc.

(a)         National Diagnostic Imaging Centers, Inc.

(a)         TenetCare Frisco, Inc.

(b)         Centennial ASC, L.P. (1% GP: TenetCare Frisco, Inc.; 99% LP: Tenet Hospitals Limited)

(a)         TenetCare Tennessee, Inc.

Tenet Healthcare Foundation

Tenet HealthSystem Holdings, Inc.

(a)         Tenet HealthSystem Medical, Inc.

(b)         601 N 30th Street III, Inc.

(c)          601 N 30th Street I, L.L.C. — ownership — 601 N 30th Street III, Inc. (74.06%)

Tenet HealthSystem Medical, Inc. (25.94%)

(d)         601 N 30th Street II, L.L.C.

(b)         American Medical (Central), Inc.

(c)          Amisub (Heights), Inc.

(c)          Amisub (Twelve Oaks), Inc.

(c)          Lifemark Hospitals, Inc.

(d)         Amisub of Texas, Inc.

(d)         Houston Network, Inc.

(d)         Houston Specialty Hospital, Inc.

(d)         Lifemark Hospitals of Florida, Inc.

(e)          Surgicare of Miramar, L.L.C. — ownership — Lifemark Hospitals of Florida, Inc.,

managing member (50.97%); other outside members (49.03%)

(d)         Lifemark Hospitals of Louisiana, Inc.

(d)         TH Healthcare, Ltd. — ownership — GP: Lifemark Hospitals, Inc. (1%);

LP: Amisub of Texas, Inc. (70.1%); LP: Amisub (Heights), Inc. (10.3%);

LP: Amisub (Twelve Oaks), Inc. (18.6%)

(e)          Park Plaza Hospital Billing Center, L.L.C.

(c)          Tenet Employment, Inc.

(b)         AMI Diagnostic Services, Inc.

(b)         AMI Information Systems Group, Inc.

(b)         AMI/HTI Tarzana Encino Joint Venture — ownership — Tenet HealthSystem Medical, Inc. (30%)

Amisub of California, Inc. (26%); New H Acute, Inc. (12%)

AMI Information Systems Group, Inc. (7%)

(b)         Amisub (Hilton Head), Inc.

(c)          Hilton Head Health System, L.P. — ownership — Amisub (Hilton Head), Inc. (79%)

Tenet Physician Services - Hilton Head, Inc. (21%)

(b)         Amisub (North Ridge Hospital), Inc.

(c)          NRMC Physician Services, L.L.C.

(b)         Amisub (SFH), Inc.

(c)          Saint Francis Hospital Billing Center, L.L.C.

(c)          Saint Francis Surgery Center, L.L.C. (60.6061% member interest)

(c)          Tenet HealthSystem SF-SNF, Inc.

(b)         Amisub of California, Inc.

(b)         Amisub of North Carolina, Inc.

(c)          Central Carolina Ambulatory Surgery Center, LLC

(b)         Amisub of South Carolina, Inc.

(c)          Rock Hill Surgery Center, L.P. — ownership — Amisub of South Carolina, Inc. (72%)

Surgical Center of Rock Hill (28%)

(c)          Tenet Rehab Piedmont, Inc.

(b)         Brookwood Center Development Corporation

(c)          Alabama Digestive Health Endoscopy Center, L.L.C. (53% member interest)

(c)          Brookwood Home Health, LLC — ownership — Brookwood Center Development Corporation (51%);

other outside member (49%)

(c)          BWP Associates, Ltd. — ownership — Brookwood Center Development Corporation (80%)

Brookwood Development, Inc. (20%)

(c)          C.K. of Birmingham, LLC

(c)          Hoover Doctors Group, Inc.

(c)          Medplex Outpatient Medical Centers, Inc.

(c)          Medplex Outpatient Surgery Center, Ltd. — ownership — Others (15%)

Brookwood Center Development Corporation (8% GP, 73.765% LP);

Hoover Doctors Group, Inc. (1% LP); Medplex Outpatient Medical

Centers, Inc. (1% LP)

(b)         Brookwood Development, Inc.

(b)         Brookwood Health Services, Inc.

(c)          Brookwood Garages, L.L.C.

(b)         Brookwood Parking Associates, Ltd. — ownership — Tenet HealthSystem Medical, Inc. (99%),

Brookwood Garages, L.L.C. (1%)

(b)         Coastal Carolina Medical Center, Inc.

(c)          Coastal Carolina Pro Fee Billing, L.L.C.

(b)         Coastal Carolina Physician Practices, L.L.C.

(c)          Hardeeville Medical Group, L.L.C.

(c)          Hardeeville Primary Care, L.L.C.

(b)         Cumming Medical Ventures, Inc.

(b)         East Cooper Community Hospital, Inc.

(c) The Southeastern Spine Institute Surgery Center, L.L.C. — ownership — East Cooper Community

Hospital, Inc., managing member (55%);

other outside members (45%)

(b)         Eastern Professional Properties, Inc.

(b)         Frye Regional Medical Center, Inc.

(c)          FryeCare Outpatient Imaging, L.L.C.

(c)          Frye Heart Excellence Team, LLC (50% member interest)

(c)          Frye Home Infusion, Inc.

(c)          Guardian Health Service, L.L.C. (50% member interest)

(c)          Tate Surgery Center, L.L.C.

(c)          Unifour Neurosurgery, L.L.C.

(c)          Viewmont Surgery Center, L.L.C.

(b)         Magnetic Resonance Imaging of San Luis Obispo, Inc.

(b)         New H Acute, Inc.

(b)         North Fulton Medical Center, Inc.

(c)          Endoscopy Consultants, LLC — ownership — North Fulton Medical Center, Inc. (51%); other outside physician partners (49%)

(c)          Georgia Center, LLC — ownership — North Fulton Medical Center, Inc. (51%); other outside physician partners (49%)

(c)          North Fulton GI Center, L.L.C.

(c)          Northwoods Surgery Center, LLC

(c)          NorthPoint Health System, Inc.

(c)          Northwoods Member, Inc.

(c)          Roswell Georgia Surgery Center, L.L.C.

(b)         North Fulton MOB Ventures, Inc.

(b)         Palm Beach Gardens Community Hospital, Inc.

(c)          Palm Beach Gardens Cardiac and Vascular Partners, LLC — ownership — Palm Beach Gardens

Community Hospital, Inc. (50%); other outside physician partners (50%)

(b)         Piedmont Urgent Care and Industrial Health Centers, Inc.

(c)          Catawba-Piedmont Cardiothoracic Surgery, L.L.C.

(c)          Imaging Center at Baxter Village, L.L.C.

(c)          Piedmont Behavioral Medicine Associates, LLC

(c)          Piedmont Cardiovascular Physicians, L.L.C.

(c)          Piedmont Carolina OB/GYN of York County, L.L.C.

(c)          Piedmont Carolina Vascular Surgery, L.L.C.

(c)          Piedmont East Urgent Care Center, L.L.C.

(c)          Piedmont Express Care at Sutton Road, L.L.C.

(c)          Piedmont Family Practice at Baxter Village, L.L.C.

(c)          Piedmont Family Practice at Rock Hill, L.L.C.

(c)          Piedmont Family Practice at Tega Cay, L.L.C.

(c)          Piedmont General Surgery Associates, L.L.C.

(c)          Piedmont Internal Medicine at Baxter Village, L.L.C.

(c)          Piedmont Internal Medicine and Family Practice at York, L.L.C.

(c)          Piedmont Pulmonology, L.L.C.

(c)          Piedmont Surgical Specialists, L.L.C.

(c)          Piedmont Urgent Care Center at Baxter Village, LLC

(c)          Piedmont West Urgent Care Center, L.L.C.

(c)          Sutton Road Pediatrics, L.L.C.

(b)         Physician Performance Network, L.L.C.

(c)          Physician Performance Network of Georgia, L.L.C.

(c)          Physician Performance Network of Philadelphia, L.L.C.

(b)         Professional Healthcare Systems Licensing Corporation

(b)         Roswell Medical Ventures, Inc.

(c)          North Fulton Parking Deck, L.P. — ownership — Roswell Medical Ventures, Inc. (89.836%),

other outside partners (10.164%)

(b)         Sierra Vista Hospital, Inc.

(b)         South Carolina Health Services, Inc.

(c)          Bluffton Okatie Primary Care, L.L.C.

(c)          Broad River Primary Care, L.L.C.

(c)          Burnt Church Primary and Urgent Care, L.L.C.

(c)          Cardiovascular & Thoracic Surgery Associates, L.L.C.

(c)          Okatie Surgical Partners, L.L.C.

(c)          Hardeeville Hospitalists, L.L.C.

(c)          Heritage Medical Group of Hilton Head, L.L.C.

(c)          Hilton Head Occupational Medicine, L.L.C.

(c)          Hilton Head Regional Anesthesia Partners, L.L.C.

(c)          Hilton Head Regional Endocrinology Associates, L.L.C.

(c)          Hilton Head Regional OB/GYN Partners, L.L.C.

(c)          Mid-Island Primary and Urgent Care, L.L.C.

(c)          Nephrology Associates of Hilton Head, L.L.C.

(c)          Oncology Associates of the Low Country, L.L.C.

(c)          Orthopedic Associates of the Lowcountry, L.L.C.

(c)          Tenet Hilton Head Heart, L.L.C.

(c)          Tenet South Carolina Lowcountry OB/GYN, L.L.C.

(b)         Tenet Central Carolina Physicians, Inc.

(b)         Tenet DISC Imaging, Inc.

(b)         Tenet EKG, Inc.

(b)         Tenet Finance Corp.

(b)         Tenet Good Samaritan, Inc.

(c)          Good Samaritan Surgery, L.L.C.

(c)           Good Samaritan Cardiac & Vascular Management, LLC — ownership — Tenet Good Samaritan,

Inc. (50%); other outside physician partners (50%)

(b)         Tenet HealthSystem Bartlett, Inc.

(b)         Tenet HealthSystem GB, Inc.

(c)          AMC Acquisition Company, L.L.C.

(c)          AMC Community Physician Practices, L.L.C.

(c)          Atlanta Medical Billing Center, L.L.C.

(c)          Sheffield Educational Fund, Inc.

(c)          Tenet South Fulton Health Care Centers, Inc.

(b)     Tenet HealthSystem Nacogdoches ASC GP, Inc.

(c)          NMC Lessor, L.P. — ownership — GP:  Tenet HealthSystem Nacogdoches ASC GP, Inc. (1%);

LP:  TH Healthcare, Ltd. (99%)

(c)          NMC Surgery Center, L.P. — ownership — Tenet HealthSystem Nacogdoches ASC GP, Inc. (1% GP);

Tenet HealthSystem Nacogdoches ASC, LP, Inc. (58.999% LP);

other outside partners (49.001% LP)

(b)         Tenet HealthSystem Nacogdoches ASC LP, Inc.

(b)         Tenet HealthSystem North Shore, Inc.

(c)          North Shore Medical Billing Center, L.L.C.

(c)          North Shore Physician Hospital Organization (50%)

(c)          North Shore Physician Practices, L.L.C.

(b)         Tenet HealthSystem Philadelphia, Inc.

(c)          HPS of PA, L.L.C.

(c)          Tenet HealthSystem Bucks County, L.L.C.

(c)          Tenet HealthSystem City Avenue, L.L.C.

(c)          Tenet HealthSystem Elkins Park, L.L.C.

(c)          Tenet HealthSystem Graduate, L.L.C.

(c)          Tenet HealthSystem Hahnemann, L.L.C.

(c)          Tenet HealthSystem Parkview, L.L.C.

(c)          Tenet HealthSystem Roxborough, LLC

(c)          Tenet HealthSystem Roxborough MOB, LLC

(c)          Tenet HealthSystem St. Christopher’s Hospital for Children, L.L.C.

(d)         Center for the Urban Child, Inc.

(d)         SCHC Pediatric Anesthesia Associates, L.L.C.

(d)         SCHC Pediatric Associates, L.L.C.

(e)          St. Christopher’s Pediatric Urgent Care Center, L.L.C.

(e)          St. Christopher’s Pediatric Urgent Care Center - Allentown, L.L.C.

(d)         StChris Care at Northeast Pediatrics, L.L.C.

(c)          Tenet Home Services, L.L.C.

(c)          Tenet Medical Equipment Services, L.L.C.

(c)          The Healthcare Underwriting Company, a Risk Retention Group

(c)          TPS of PA, L.L.C.

(d)         TPS II of PA, L.L.C.

(d)         TPS III of PA, L.L.C.

(d)         TPS IV of PA, L.L.C.

(d)         TPS V of PA, L.L.C.

(d)         TPS VI of PA, L.L.C.

(c)          MidAtlantic MedEvac, L.L.C.

(b)         Tenet HealthSystem SGH, Inc.

(b)         Tenet HealthSystem SL, Inc.

(c)          SLUH Anesthesia Physicians, L.L.C.

(c)          Tenet SLUH Physicians, L.L.C.

(b)         Tenet HealthSystem SL-HLC, Inc.

(b)     Tenet HealthSystem Spalding, Inc.

(c)          Griffin Imaging, LLC — ownership — Tenet HealthSystem Spalding, Inc.,

managing member (50.5%); other outside members (49.5%)

(c)          Spalding GI, L.L.C.

(c)          Spalding Health System, L.L.C. — ownership — (49.836%)

(c)          Spalding Medical Ventures, L.P.

(c)          Tenet EMS/Spalding 911, LLC — ownership — (64.1%)

(b)         Tenet Healthcare - Florida, Inc.

(b)         Tenet Investments, Inc.

(b)         Tenet Physician Services - Hilton Head, Inc.

(b)         Tenet Practice Resources, LLC

(b)         Tenet St. Mary’s, Inc.

(c)          The Heart and Vascular Clinic, L.L.C.

(b)         Tenet Ventures, Inc.

(b)         Tenet West Palm Real Estate, Inc.

(c)          G.S. North, Ltd. — ownership — (1%  GP and 93.03%  LP)

Tenet HealthSystem Hospitals, Inc.

(a)         Alvarado Hospital Medical Center, Inc.

Tenet HealthSystem HealthCorp

(a)         OrNda Hospital Corporation

(b)         AHM Acquisition Co., Inc.

(b)         Commonwealth Continental Health Care, Inc.

(b)         Coral Gables Hospital, Inc.

(c)          CGH Hospital, Ltd. — ownership — GP: Coral Gables Hospital, Inc. (99.913%)

LP: FMC Medical, Inc. (0.087%)

(d)         Coral Gables Physician Services, L.L.C.

(d)         Universal Medical Care Center, L.L.C.

(b)         Cypress Fairbanks Medical Center, Inc.

(c)          New Medical Horizons II, Ltd. — ownership — GP: Cypress Fairbanks Medical Center, Inc. (5%)

LP:  Tenet HealthSystem CFMC, Inc. (95%)

(b)         FMC Medical, Inc.

(b)         Fountain Valley Regional Hospital and Medical Center

(c)          Specialty Surgery Center at Fountain Valley Regional Hospital, L.L.C. — ownership —

Fountain Valley Regional Hospital and Medical Center (51%);

other outside members (49%)

(b)         GCPG, Inc.

(c)          Garland MOB Properties, LLC

(b)         Gulf Coast Community Hospital, Inc.

(c)          Gulf Coast Community Health Care Systems, Inc.

(b)         Houston Northwest Medical Center, Inc.

(c)          HNMC, Inc.

(d)         HNW GP, Inc.

(e)          Houston Northwest Partners, Ltd. — ownership — GP: HNW GP, Inc. (1%)

LP: HNW LP, Inc. (99%)

(f)           Conroe Surgery Center 2, LLC — ownership — Houston Northwest Partners, Ltd.

managing member (50.89%); other outside members (49.11%)

(f)           Houston Northwest Operating Company, L.L.C. — ownership —

Houston Northwest Partners, Ltd. (86.69%); other outside members (13.31%)

(g)          Houston Northwest Concessions, L.L.C.

(f)           Northwest Surgery Center, Ltd — ownership — Houston Northwest Partners, Ltd. (51%);

other outside partners (49%)

(d)         HNW LP, Inc.

(c)          Northwest Houston Providers Alliance, Inc.

(b)         Newhope Imaging Center, Inc.

(b)         NWSC, L.L.C.

(b)         Republic Health Corporation of Rockwall County

(c)          Lake Pointe GP, Inc.

(d)         Lake Pointe Partners, Ltd. — ownership — GP: Lake Pointe GP, Inc. (1%);

LP: Lake Pointe Investments, Inc. (99%)

(e)          Lake Pointe Operating Company, L.L.C. — ownership —

Lake Pointe Partners, Ltd. (94.674%); other outside members (5.326%)

(f)           Billing Center Lake Pointe Medical, L.L.C.

(c)          Lake Pointe ASC GP, Inc.

(c)          Lake Pointe Investments, Inc.

(d) Lake Pointe Rockwall ASC, LP — ownership — GP: Lake Pointe Rockwall ASC GP, Inc. (1%);

LP: Lake Pointe Investments, Inc. (99%)

(b)         RHC Parkway, Inc.

(c)          North Miami Medical Center, Ltd. — ownership — RHC Parkway, Inc. (85.91%)

Commonwealth Continental Health Care, Inc. (14.09%)

(b)         Saint Vincent Healthcare System, Inc.

(c)          OHM Services, Inc.

(c)          Saint Vincent Hospital, L.L.C.

(b)         SHL/O Corp.

(b)         Tenet HealthSystem CFMC, Inc.

(b)         Tenet HealthSystem CM, Inc.

(a)         Tenet MetroWest Healthcare System, Limited Partnership

Tenet HealthSystem International, Inc.

(a)         N.M.E. International (Cayman) Limited

(b)         HUG Services, Inc. — ownership — N.M.E. International (Cayman) Limited (67%); Tenet Healthcare

Corporation (30%); Tenet HealthSystem Medical, Inc. (3%)

(c)          Captive Insurance Services, Inc.

(c)          Hospital Underwriting Group, Inc.

(d)         Professional Liability Insurance Company

(a)         The Healthcare Insurance Corporation

Tenet Hospitals, Inc.

(a)         National ASC, Inc.

(a)         Tenet Alabama, Inc.

(b)         Brookwood Primary Network Care, Inc.

(c)          Alabama Cardiovascular Associates, L.L.C.

(c)          Alabama Hand and Sports Medicine, L.L.C.

(c)          Brookwood - Maternal Fetal Medicine, L.L.C.

(c)          Brookwood Medical Partners - ENT, L.L.C.

(c)          Brookwood Occupational Health Clinic, L.L.C.

(c)          Brookwood Primary Care Cahaba Heights, L.L.C.

(c)          Brookwood Primary Care - Homewood, L.L.C.

(c)          Brookwood Primary Care Hoover, L.L.C.

(c)          Brookwood Primary Care - Inverness, L.L.C.

(c)          Brookwood Primary Care - Mountain Brook, L.L.C.

(c)          Brookwood Primary Care - Oak Mountain, L.L.C.

(c)          Brookwood Primary Care - Red Mountain, L.L.C.

(c)          Brookwood Primary Care The Narrows, L.L.C.

(c)          Brookwood Primary Care - Trussville, L.L.C.

(c)          Brookwood Primary Care - Vestavia, L.L.C.

(c)          Brookwood Primary Care Network - McCalla, L.L.C.

(c)          Brookwood Sports and Orthopedics, L.L.C.

(c)          Brookwood Specialty Care - Endocrinology, L.L.C.

(c)          Brookwood Women’s Care, L.L.C.

(c)          Cardiovascular Associates of the Southeast, L.L.C.

(c)          Greystone Internal Medicine - Brookwood, L.L.C.

(c)          Norwood Clinic of Alabama, L.L.C.

(b)         Brookwood Retail Pharmacy, L.L.C.

(a)         Tenet California, Inc.

(b)         Anaheim MRI Holding, Inc.

(b)         Community Hospital of Los Gatos, Inc.

(c)          Los Gatos Multi-Specialty Group, Inc.

(b)         Doctors Hospital of Manteca, Inc.

(b)         Doctors Medical Center of Modesto, Inc.

(c)          Modesto On-Call Services, L.L.C.

(c)          Modesto Radiology Imaging, Inc.

(c)          Yosemite Medical Clinic, Inc.

(b)         First Choice Physician Partners

(b)         Golden State Medicare Health Plan

(b)         JFK Memorial Hospital, Inc.

(c)          SSC Holdings, L.L.C.

(b)         Lakewood Regional Medical Center, Inc.

(b)         Los Alamitos Medical Center, Inc.

(c)          Reagan Street Surgery Center, L.L.C. — ownership — Los Alamitos Medical Center, Inc (52%);

other outside members (48%)

(b)         National Medical Ventures, Inc.

(b)         Network Management Associates, Inc.

(b)         PHPS-CHM Acquisition, Inc.

(c)          Coast Healthcare Management, LLC

(c)          Premier Health Plan Services, Inc.

(b)         Placentia-Linda Hospital, Inc.

(c)          Anaheim Hills Medical Imaging, L.L.C.

(b)         San Ramon ASC, L.P.

(b)         San Ramon Surgery Center, L.L.C.

(b)         SRRMC Management, Inc.

(c)          San Ramon Network Joint Venture, LLC — ownership — SRRMC Management, Inc (51%);

John Muir Health (49%)

(d)         San Ramon Ambulatory Care, LLC

(c)          San Ramon Regional Medical Center, LLC — ownership — SRRMC Management, Inc (51%);

John Muir Health (49%)

(d)         Pleasanton Diagnostic Imaging, Inc.

(b)         Tenet California Nurse Resources, Inc.

(b)         Tenet California Medical Ventures I, Inc.

(b)         Tenet El Mirador Surgical Center, Inc.

(b)         Tenet HealthSystem Desert, Inc.

(b)         Tenet HealthSystem KNC, Inc.

(b)         Twin Cities Community Hospital, Inc.

(c)          Templeton Imaging, Inc.

(a)         Tenet Florida, Inc.

(b)         Advantage Health Network, Inc. — ownership — Tenet Florida, Inc. (50%); other outside members (50%)

(b)         Delray Medical Center, Inc.

(b)         Florida Regional Medical Center, Inc.

(b)         FMCC Network Contracting, L.L.C.

(b)         FREH Real Estate, L.L.C.

(b)         FRS Imaging Services, L.L.C.

(b)         Hollywood Medical Center, Inc.

(b)         International Health and Wellness, Inc.

(b)         National Medical Services II, Inc.

(b)         National Urgent Care, Inc.

(b)         Tenet Florida Physician Services, L.L.C.

(c)          Center for Advanced Research Excellence, L.L.C.

(c)          Sunrise Medical Group I, L.L.C.

(c)          Sunrise Medical Group II, L.L.C.

(c)          Sunrise Medical Group III, L.L.C.

(c)          Sunrise Medical Group IV, L.L.C.

(c)          Sunrise Medical Group V, L.L.C.

(c)          Sunrise Medical Group VI, L.L.C.

(c)          Tenet Florida Physician Services II, L.L.C.

(c)          Tenet Florida Physician Services III, L.L.C.

(b)         Tenet Hialeah HealthSystem, Inc.

(c)          Hialeah Real Properties, Inc.

(c)          Tenet Hialeah (ASC) HealthSystem, Inc.

(b)         Tenet Network Management, Inc.

(b)         West Boca Medical Center, Inc.

(c)          West Boca Health Services, L.L.C.

(a)         Tenet Georgia, Inc.

(b)         AMC Neurosurgical Associates, L.L.C.

(b)         Atlanta Medical Center Interventional Neurology Associates, L.L.C.

(b)         Atlanta Medical Center Neurosurgical & Spine Specialists, L.L.C.

(b)         Atlanta Medical Center Physician Group, L.L.C.

(b)         Buckhead Orthopedic Surgery Center, L.L.C.

(b)         Gastric Health Institute, L.L.C.

(b)         Georgia Gifts From Grace, L.L.C.

(b)         Georgia North Fulton Healthcare Associates, L.L.C.

(b)         Georgia Northside Ear, Nose and Throat, L.L.C.

(b)         Georgia Spectrum Neurosurgical Specialists, L.L.C.

(b)         Jackson Medical Center, L.L.C.

(b)         North Fulton Cardiovascular Medicine, L.L.C.

(b)         North Fulton Hospitalist Group, L.L.C.

(b)         North Fulton Primary Care Associates, L.L.C.

(b)         North Fulton Primary Care - Windward Parkway, L.L.C.

(b)         North Fulton Primary Care - Wylie Bridge, L.L.C.

(b)         North Fulton Pulmonary Specialists, L.L.C.

(b)         North Fulton Regional Medical Center Pro Fee Billing, L.L.C.

(b)         North Fulton Women’s Consultants, L.L.C.

(b)         Rock Bridge Surgical Institute, L.L.C.

(b)         Roswell Orthopedic Specialists, L.L.C.

(b)         Rheumatology Associates of Atlanta Medical Center, L.L.C.

(b)         Spalding Regional Ambulatory Surgery Center, L.L.C.

(b)         Spalding Regional OB/GYN, L.L.C.

(b)         Spalding Regional Physician Services, L.L.C.

(b)         Spalding Regional Urgent Care Center at Heron Bay, L.L.C.

(b)         SouthCare Physicians Group Neurology, L.L.C.

(b)         SouthCare Physicians Group Obstetrics & Gynecology, L.L.C.

(b)         South Fulton Regional Medical Center Pro Fee Billing, L.L.C.

(b)         Surgical & Bariatric Associates of Atlanta Medical Center, L.L.C.

(a)         Total Health PPO, Inc. — ownership — Tenet Hospitals, Inc (49%); HealthScope (51%)

(a)         Tenet Louisiana, Inc.

(b)         Meadowcrest Hospital, LLC

(b)         Meadowcrest Multi-Specialty Clinic, L.L.C.

(b)         Tenet 100 Medical Center Slidell, L.L.C.

(b)         Tenet HealthSystem Memorial Medical Center, Inc.

(c)          Tenet Mid-City Medical, LLC

(a)         Tenet Missouri, Inc.

(b)         Cedar Hill Primary Care, L.L.C.

(b)         Premier Emergency Physicians, L.L.C.

(b)         Premier Medical Specialists, L.L.C.

(b)         St. Louis University Hospital Ambulatory Surgery Center, L.L.C.

(b)         Tenet HealthSystem DI, Inc.

(c)          Bridgeton Imaging, L.L.C.

(c)          U.S. Center for Sports Medicine, L.L.C.

(a)         Tenet Nebraska, Inc.

(a)         Tenet North Carolina, Inc.

(b)         Cardiology Physicians Associates, L.L.C.

(b)         Cardiology Physicians Corporation, L.L.C.

(b)         Central Carolina-CIM, L.L.C.

(b)         Central Carolina-IMA, L.L.C.

(b)         Central Carolina Hospital Pro Fee Billing, L.L.C.

(b)         Central Carolina Physicians - Sandhills, L.L.C.

(b)         FryeCare Appalachian, L.L.C.

(b)         FryeCare Boone, L.L.C.

(b)         FryeCare Morganton, L.L.C.

(b)         FryeCare Northwest Hickory, L.L.C.

(b)         FryeCare Physicians, L.L.C.

(b)         FryeCare Valdese, L.L.C.

(b)         FryeCare Watauga, L.L.C.

(b)         FryeCare Women’s Services, L.L.C.

(b)         Frye Physicians - Tenet NC, L.L.C.

(b)         Graystone Family Healthcare - Tenet North Carolina, L.L.C.

(b)         Hallmark Family Physicians - Tenet North Carolina, L.L.C.

(b)         Healthpoint of North Carolina, L.L.C.

(b)         Hickory Family Practice Associates - Tenet North Carolina, L.L.C.

(b)         North Carolina Community Family Medicine, L.L.C.

(b)         Parkway Internal Medicine - Tenet North Carolina, L.L.C.

(b)         Southern States Physician Operations, Inc.

(b)         Tenet Claremont Family Medicine, L.L.C.

(b)         Tenet Unifour Urgent Care Center, L.L.C.

(b)         Viewmont Internal Medicine - Tenet North Carolina, L.L.C.

(a)         Tenet Physicians, Inc.

(a)         Tenet South Carolina, Inc.

(b)         East Cooper Coastal Family Physicians, L.L.C.

(b)         East Cooper Hyperbarics, L.L.C.

(b)         East Cooper OBGYN, L.L.C.

(b)         East Cooper Primary Care Physicians, L.L.C.

(b)         Hilton Head Hospital Pro Fee Billing, L.L.C.

(b)         Hilton Head Regional Healthcare, L.L.C.

(b)         South Carolina East Cooper Surgical Specialists, L.L.C.

(b)         South Carolina SeWee Family Medicine, L.L.C.

(b)         Southern Orthopedics and Sports Medicine, L.L.C.

(b)         Tenet Fort Mill, Inc.

(b)         Tenet SC East Cooper Hospitalists, L.L.C.

(b)         Tenet South Carolina Gastrointestinal Surgical Specialists, L.L.C.

(b)         Tenet South Carolina Island Medical, L.L.C.

(b)         Tenet South Carolina Mt. Pleasant OB/GYN, L.L.C.

(a)         Tenet Tennessee, Inc.

(b)         Saint Francis Behavioral Health Associates, L.L.C.

(b)         Saint Francis Cardiology Associates, L.L.C.

(b)         Saint Francis Cardiovascular Surgery, L.L.C.

(b)         Saint Francis Center for Surgical Weight Loss, L.L.C.

(b)         Saint Francis Hospital Inpatient Physicians, L.L.C.

(b)         Saint Francis Hospital Pro Fee Billing, L.L.C.

(b)         Saint Francis Medical Partners, East, L.L.C.

(b)         Saint Francis Medical Specialists, L.L.C.

(b)         Saint Francis Surgical Associates, L.L.C.

(a)         Tenet Texas, Inc.

(b)         Eastside ASC GP, Inc.

(c)          Eastside Surgery, L.P.

(b)         EPHC, Inc.

(b)         Greater Dallas Healthcare Enterprises

(b)         Greater Northwest Houston Enterprises

(b)         Houston Sunrise Investors, Inc.

(b)         National Ancillary, Inc.

(b)         National HHC, Inc.

(b)         National ICN, Inc.

(b)         Physicians Performance Network of Houston

(b)         Practice Partners Management, L.P. — ownership — GP: Tenet Texas, Inc. (1%);

LP: Tenetsub Texas, Inc. (99%)

(b)         Sierra Providence Healthcare Enterprises

(b)         Sierra Providence Health Network, Inc.

(b)         Tenet El Paso, Ltd. — ownership — GP: Tenet Texas, Inc. (1%); LP: Tenetsub Texas, Inc. (99%)

(b)         Tenet Frisco, Ltd. — ownership — GP: Tenet Texas, Inc. (1%); LP: Tenetsub Texas, Inc. (99%)

(b)         Tenet HealthSystem Hospitals Dallas, Inc.

(b)         Tenet Hospitals Limited — ownership — GP: Tenet Texas, Inc. (1%);

LP: Tenetsub Texas, Inc. (99%)

(c)          Billing Center Doctors Hospital at White Rock Lake, L.L.C.

(c)          PDN, L.L.C.

(d)         Surgery Affiliate of El Paso, LLC — ownership — PDN, LLC, managing member (61%);

other outside members (39%)

(c)          Tenet Sun View Imaging, L.L.C.

(b)         Tenet Relocation Services, L.L.C.

(b)         Tenetsub Texas, Inc.

T.I. GPO, Inc.

Vanguard Health Systems, Inc.

(a)         Vanguard Health Holding Company I, LLC

(b)         Vanguard Holding Company I, Inc.

(b)         Vanguard Health Holding Company II, LLC

(c)          Vanguard Health Management, Inc.

(d)         Harbor Health Plans, Inc.

(d)         Vanguard Health Financial Company, LLC

(e)          C7 Technologies, LLC

(e)          Central Texas Corridor Hospital Company, LLC

(e)          Hospital Development of West Phoenix, Inc.

(e)          MacNeal Management Services, Inc.

(f)           Chicago Health System ACO, LLC

(f)           MacNeal Health Providers, Inc.

(f)           Midwest Pharmacies, Inc.

(f)           Primary Care Physicians Center, LLC - ownership - MacNeal Management Services, Inc.

(94% of capital interests) and Thomas Mizen (6% of capital interests)

(f)           Pros Temporary Staffing, Inc.

(f)           The 6300 West Roosevelt Partnership - ownership - MacNeal Management Services, Inc.

50.326% (29.876% GP interest and 20.450% LP interest) and numerous limited partners

(f)           Watermark Physician Services, Inc.

(e)          MacNeal Medical Records, Inc.

(e)          Resolute Hospital Company, LLC

(e)          Southwest Children’s Hospital, LLC

(e)          V-II Acquisition Co., Inc.

(e)          Valley Baptist Insurance Company

(e)          Vanguard IT Services, LLC

(e)          VHS Acquisition Corporation

(e)          VHS Acquisition Subsidiary Number 1, Inc.

(e)          VHS Acquisition Subsidiary Number 2, Inc.

(e)          VHS Acquisition Subsidiary Number 3, Inc.

(f)           LakeFront Medical Associates, LLC

(e)          VHS Acquisition Subsidiary Number 4, Inc.

(e)          VHS Acquisition Subsidiary Number 5, Inc. - ownership - Vanguard Health Financial

Company, LLC (100% voting common - 8,010 common shares) and Baptist

Health Foundation of San Antonio (3,582 preferred)

(f)           VHS San Antonio Imaging Partners, L.P. - ownership - VHS Acquisition Subsidiary Number

5, Inc. General Partner (2%), Imaging Center Partners, L.P., Limited Partner

(50%) and VHS San Antonio Partners, LLC, Limited Partner (48%)

(f)           VHS San Antonio Partners, LLC - ownership - VHS Acquisition Subsidiary Number 5, Inc.,

Managing Member (2%) and VHS Holding Company, Inc. (98%)

(g)          Baptist Medical Management Service Organization, LLC

(g)          BHS Accountable Care, LLC

(g)          BHS Integrated Physician Partners, LLC

(g)          BHS Physicians Alliance For ACE, LLC

(g)          Home Health Partners of San Antonio, LLC

(h)         Journey Home Healthcare of San Antonio, LLC

(e)          VHS Acquisition Subsidiary Number 6, Inc.

(f)           VHS Acquisition Partnership Number 1, L.P. - ownership - VHS Acquisition Subsidiary

Number 6, Inc., General Partner (2%) and VHS Holding Company, Inc.,

Limited Partner (98%)

(e)          VHS Acquisition Subsidiary Number 7, Inc.

(f)           Saint Vincent Physician Services, Inc.

(e)          VHS Acquisition Subsidiary Number 8, Inc.

(f)           Community Connection Health Plan, Inc.

(f)           Advantage Health Care Management Company, LLC

(e)          VHS Acquisition Subsidiary Number 9, Inc.

(f)           MetroWest Accountable Health Care Organization, LLC - ownership - VHS Acquisition

Subsidiary Number 9, Inc. (50%) and MetroWest Health Care Alliance, Inc. (50%)

(g)          Total Accountable Care Organization, LLC - ownership - MetroWest Accountable

Health Care Organization, LLC (70%) and VHS Acquisition Subsidiary

Number 7, Inc. (30%)

(f)           VHM Services, Inc.

(e)          VHS Acquisition Subsidiary Number 10, Inc.

(e)          VHS Acquisition Subsidiary Number 11, Inc.

(e)          VHS Acquisition Subsidiary Number 12, Inc.

(e)          VHS Genesis Labs, Inc.

(e)          VHS Holding Company, Inc.

(f)           BHS Physicians Network, Inc.

(f)           BHS Specialty Network, Inc.

(g)          Heart & Vascular Institute of Texas, Inc.

(f)           Resolute Health Family Urgent Care, Inc.

(f)           Resolute Health Physicians Network, Inc.

(e)          VHS Imaging Centers, Inc.

(e)          VHS New England Holding Company I, Inc.

(e)          VHS of Illinois, Inc.

(f)           HCM/CV, LLC - ownership - VHS of Illinois, Inc. (50%), HeartCare Centers of Illinois,

S.C. (25%) and Cardiac Surgery Associates, S.C. (25%)

(f)           MacNeal Physicians Group, LLC

(f)           Vanguard Medical Specialists, LLC

(f)           VHS Chicago Market Procurement, LLC

(e)          VHS of Michigan, Inc.

(f)           CRNAS of Michigan

(f)           Detroit Education and Research

(f)           DMC Education & Research

(f)           Heart & Vascular Institute of Michigan

(f)           Southeast Michigan Physicians Insurance Company

(f)           VHS Children’s Hospital of Michigan, Inc.

(f)           VHS Detroit Businesses, Inc.

(f)           VHS Detroit Receiving Hospital, Inc.

(f)           VHS Detroit Ventures, Inc.

(g)          DMC Shared Savings ACO, LLC

(g)          Michigan Pioneer ACO, LLC - ownership - VHS Detroit Ventures, Inc. (99.875%),

George E. Evans (0.25%), Murtaza Hussain (0.25%), Muhammad Y. Karim

(0.25%), Michael G. Taylor (0.25%) and Carl D. Fowler (0.25%)

(f)           VHS Harper-Hutzel Hospital, Inc.

(f)           VHS Huron Valley-Sinai Hospital, Inc.

(f)           VHS of Michigan Staffing, Inc.

(f)           VHS Physicians of Michigan

(f)           VHS Rehabilitation Institute of Michigan, Inc.

(f)           VHS Sinai-Grace Hospital, Inc.

(f)           VHS University Laboratories, Inc.

(e)          VHS of Orange County, Inc.

(f)           VHS Acquisition Partnership Number 2, L.P. - ownership - VHS of Orange County, Inc.,

General Partner (1%), VHS of Orange County, Inc., Limited Partner (58.4%), VHS Holding Company, Inc., Limited Partner (35%), Physician Investors,

Limited Partners (5.6%)

(f)           VHS of Anaheim, Inc.

(g)          North Anaheim Surgicenter, Ltd. - ownership - VHS of Anaheim, Inc., General Partner

(76.5%) and Physician Investors, Limited Partners (23.5%)

(f)           VHS of Huntington Beach, Inc.

(g)          Magnolia Surgery Center Limited Partnership - ownership - VHS of Huntington Beach,

Inc., General Partner (1%), VHS Holding Company, Inc., Limited Partner

(82.6%) and Third Parties (physicians), Limited Partner (16.4%)

(e)          VHS of Phoenix, Inc.

(f)           VHS Arizona Heart Institute, Inc.

(f)           VHS of Arrowhead, Inc.

(f)           VHS of South Phoenix, Inc.

(g)          Arizona Health Partners, LLC

(g)          Palm Valley Medical Center Campus Association - ownership - VHS of South Phoenix,

Inc. (72.38%), Palm Valley Med Bldg L.P. (Plaza) (5.72%), Palm Valley Med

Bldg L.P. (Ruiz) (12.60%) and Palm Valley Nursing Facility L.P. (Nursing

Home) (9.30%)

(g)          Phoenix Health Plans, Inc.

(h)         VHS Phoenix Health Plan, LLC

(g)          VHS Acquisition Company Number 1, LLC - ownership - VHS of South Phoenix, Inc.

(60%) and Medical Professional Associates of Arizona, P.C. (40%)

(f)           VHS Outpatient Clinics, Inc.

(g)          Abrazo Medical Group Urgent Care, LLC

(e)          VHS Valley Management Company, Inc.

(f)           Harlingen Physician Network, Inc.

(f)           Rio Grande Valley Indigent Health Care Corporation

(f)           Valley Health Care Network

(f)           VHS Valley Health System, LLC - ownership - VHS Valley Management Company, Inc.,

Manager (51%) and VB Medical Holdings (49%)

(g)          VHS Brownsville Hospital Company, LLC

(g)          VHS Harlingen Hospital Company, LLC

(g)          Valley Baptist Realty Company, LLC

(g)          VHS Valley Holdings, LLC

(h)         Valley Baptist Lab Services, LLC

(h)         Valley Baptist Wellness Center, LLC

(h)         VB Brownsville IMP ASC, LLC

(h)         VB Brownsville LTACH, LLC

(h)         VBOA ASC GP, LLC

(i)             VBOA ASC Partners, L.P. - ownership - VBOA ASC GP, LLC General

Partner (1%), Various physicians, Class A Limited Partners (38%) and VB

Brownsville IMP ASC, LLC, Class B Limited Partner (61%)

(e)          VHS West Suburban Medical Center, Inc.

(f)           West Suburban Radiation Therapy Center, LLC

(e)          VHS Westlake Hospital, Inc.

(e)          VHS-Volunteer Insurance Ltd. (Cayman Islands Company)

(d)         Vanguard Physician Services, LLC - ownership - Vanguard Health Management, Inc. (60%) and MedSynergies, Inc. (40%)

(d)         Healthcare Compliance, L.L.C.

(d)         New Dimensions, LLC

(c)          Vanguard Holding Company II, Inc.

Wilshire Rental Corp.

(a)         Hitchcock State Street Real Estate, Inc.